JPMORGAN TRUST I

J.P. Morgan Tax Aware Funds

JPMorgan Tax Aware Equity Fund

J.P. Morgan Specialty Funds

JPMorgan Research Market Neutral Fund

(the “Funds”)

(All Share Classes)

Supplement dated March 22, 2021

to the Summary Prospectuses, Prospectuses and Statements of Additional Information

dated March 1, 2021, as supplemented

Effective immediately, Laura Huang is on primary caregiver leave and will not be involved in the day-to-day management of the Funds. During the time Ms. Huang is on leave, each of the Funds will continue to be managed by the remaining member(s) of its respective portfolio management team. Ms. Huang is expected to return from her leave on or about July 5, 2021, at which time she will resume her role as a member of each Fund’s portfolio management team.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUSES, PROSPECTUSES AND STATEMENTS OF ADDITIONAL

INFORMATION FOR FUTURE REFERENCE

SUP-RMN-TAE-PM-321